                                                                  EXHIBIT 10.27

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS THIRD AMENDMENT (this "Amendment"), made this ____ day of June, 2002, is by and among U.S. Bank National Association (the "Bank") the successor to Bank of America, N.A., the successor to NationsBank, N.A. ("Bank of America"), ARC of Bellingham, L.P., a Tennessee limited partnership (the "Borrower") and Symbion Ambulatory Resource Centres, Inc., a Tennessee corporation and the successor to Ambulatory Resource Centres, Inc. (the "Guarantor").

                                    RECITALS

         Bank of America has previously made a loan to the Borrower, an Affiliate of Guarantor, pursuant to a Loan and Security Agreement dated September 7, 1999 (as amended from time to time, the "Loan Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meaning provided in the Loan Agreement. The Loan Agreement has been amended pursuant to (i) a First Amendment to Loan and Security Agreement dated April 12, 2000 among Bank of America, Borrower and Guarantor, and (ii) a Second Amendment to Loan and Security Agreement dated March 29, 2001 among Bank of America, Borrower and Guarantor. At the request of Borrower, Bank has acquired all of Bank of America's interest in the indebtedness extended pursuant to the Loan Agreement, conditioned upon the execution of this Amendment and compliance with the terms hereof.

         NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

Article I. Amendment to Loan Agreement. The parties hereto amend the Loan Agreement as follows:

         Section 1.1 The definition of "LOAN TERMINATION DATE" in the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  `"LOAN TERMINATION DATE" means the earlier of (i) April 2, 2003 or (ii) the financial closing of the credit facility substantially as described in the term sheet posted by Banc of America Securities LLC as of May 16, 2002 on IntraLinks.com.'

         Section 1.2 The following definitions are hereby added to the Loan
Agreement:

                  `"EBITDAR" means, for any Person and for any period of determination, the Net Income for such period plus (A) Interest

         Expense for such period deducted in the determination of Net Income,
         (B) federal and state taxes for such period deducted in the determination of Net Income, (C) depreciation deducted in the determination of Net Income, (D) amortization deducted in the determination of Net Income, (E) non-cash or non-recurring charges for such period deducted in the determination of Net Income, and (F) Rental Expense for such period deducted in the determination of Net Income, all as determined in accordance with generally accepted accounting principles consistently applied.

                  "FIXED CHARGE COVERAGE RATIO" means the ratio of (A) the sum of EBITDAR, minus maintenance Capital Expenditures, minus cash payments of federal and state taxes to (B) the sum of Interest Expense, plus Rental Expense, plus scheduled principal payments on Indebtedness, measured on a trailing four quarters basis.

                  "TWELVE MONTH PRO-FORMA EFFECT" means, in making any calculation to determine if Symbion is in compliance with Subparagraph 6.15(g) of the Loan Agreement, that the calculation will be made assuming that (a) any Acquisition made during the twelve-month period ending on the date of determination (the "Reference Period"), and (b) any Indebtedness associated with (a) incurred during the Reference Period or to be incurred as of the date of determination, were made or incurred on the first day of the Reference Period. Any funds to be used in consummating an Acquisition will be assumed to have been used for that purpose as of the first day of the Reference Period. If EBITDA for the Reference Period associated with the assets acquired or to be acquired in any Permitted Acquisition is greater than $0, such EBITDA will be included in the calculation of EBITDA, and any Indebtedness to be incurred in connection with the consummation of any Acquisition will be assumed to have been incurred on the first day of the Reference Period. Interest Expense with respect to such Indebtedness assumed to have been incurred on the first day of the Reference Period which bears interest at a floating rate shall be calculated at the current rate under the agreement governing such Indebtedness. Any Interest Expense incurred during the Reference Period which was or is to be refinanced with the proceeds of Indebtedness assumed to have been incurred as of the first day of the Reference Period will be excluded from the calculation for which a Pro-Forma Effect is being given.'

         Section 1.3 Section 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) Interest shall be charged and paid on the Loan from the date of the initial advance until the Loan is paid at a rate equal to the LIBO Rate plus three hundred fifty basis points (3.5%), to be adjusted at the beginning of each Interest Period."

         Section 1.4 The following is hereby added to the Loan Agreement as
Section 6.15(g):

                  "(g) At the end of each Quarterly Period, the Fixed Charge Coverage Ratio of Symbion, calculated on a consolidated basis and giving Twelve-Month Pro-Forma Effect to any Acquisition made and any Funded Debt incurred in connection therewith, shall be greater than
         1.25 to 1.00."

         Article II. General.

         Section 2.1 Loan Agreement. Except as amended hereby, the provisions of the Loan Agreement shall remain in full force and effect. References in the Loan Agreement and the other Loan Documents shall be references to the Loan Agreement as amended by this Amendment.

         Section 2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee without reference to its choice of law rules.

         Section 2.3 Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of the parties.

         Section 2.4 Representations. Borrower hereby makes the following representations and warranties:

                  (a) as of the date hereof, Borrower has no defense against payment of any or all of the Obligations;

                  (b) as of the date hereof, no Event of Default or Unmatured Default has occurred or is continuing (after giving effect to this Amendment).

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


BANK:                                       BORROWER:


U.S BANK NATIONAL ASSOCIATION               ARC OF BELLINGHAM, L.P.,
                                      a Tennessee Limited Partnership

                                         By: Ambulatory Resource
                                         Centres of
                                           Washington, Inc., its General
                                         Partner



BY:
   --------------------------------



     BY:
        --------------------------------

TITLE:
      -----------------------------
     TITLE:
           -----------------------------



     BY:
        --------------------------------

     TITLE:
           -----------------------------


                                      GUARANTOR:


                                      SYMBION AMBULATORY
                                      RESOURCE CENTRES, INC.



BY:
   --------------------------------

TITLE:
      -----------------------------



BY:
   --------------------------------

TITLE:
      -----------------------------

SYMBION:

The undersigned guarantor of the indebtedness extended pursuant to the Loan Agreement hereby acknowledges the foregoing amendment.


SYMBION, INC.



BY:
   --------------------------------

TITLE:
      -----------------------------